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                                                                    Exhibit 10.7

          SUPPLEMENT NO. 1 dated as of October 5, 2004 (this "SUPPLEMENT"), to the Guarantee and Collateral Agreement dated as of April 6, 2004 (the "COLLATERAL AGREEMENT"), among CELANESE AMERICAS CORPORATION and the other Guarantors party thereto and DEUTSCHE BANK AG, NEW YORK BRANCH as Collateral Agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as defined herein).

          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement.

          B. Section 7.16 of the Collateral Agreement provides that additional Persons will become Guarantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Person (the "NEW GUARANTOR") is executing this Supplement to become a Guarantor.

          Accordingly, the Collateral Agent and the New Guarantor agree as follows:

          SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, the New Guarantor by its signature below becomes a Guarantor under Collateral Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Guarantor and
(b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct, in all material respects, on and as of the date hereof. In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Guarantor's right, title and interest in and to the Collateral of the New Guarantor. Each reference to a "Guarantor" in the Guarantee and Collateral Agreement shall be deemed to include the New Guarantor. The Collateral Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

          SECTION 3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when
(a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Guarantor and (b) the Collateral Agent has executed a counterpart hereof.

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          SECTION 4. The New Guarantor hereby represents and warrants that (a)
set forth on SCHEDULE I attached hereto is a true and correct schedule of the location of any and all Article 9 Collateral of the New Guarantor, (b) set forth on SCHEDULE II attached hereto is a true and correct schedule of all the Pledged Securities of the New Guarantor and (c) set forth under its signature hereto, is the true and correct legal name of the New Guarantor, its jurisdiction of formation and the location of its chief executive office.

          SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

          SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

          SECTION 9. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

          IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

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                                    BCP CRYSTAL US HOLDINGS CORP.,


                                    By:   /s/ Chinh E. Chu
                                          -------------------
                                          Name:   Chinh E. Chu
                                          Title:  President


                                    Legal Name: BCP Crystal US Holdings Corp.


                                    Jurisdiction of Formation: Delaware


                                    Location of Chief Executive Office: 345 Park
                                      Avenue, New York, New York 10154


                                    DEUTSCHE BANK AG, NEW YORK BRANCH,
                                      as Collateral Agent


                                    By:   /s/ Carin M. Keegan
                                          ---------------------
                                          Name:   Carin M. Keegan
                                          Title:  Vice President


                                    By:   /s/ Susan LeFevre
                                          --------------------
                                          Name:   Susan LeFevre
                                          Title:  Director

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